UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 2003


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       1-31565                  06-1377322
--------------------------------  ------------------------   -------------------
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
  incorporation or organization)                             Identification No.)





                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.  Changes in Control of Registrant
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not applicable.

Item 5.  Other Events
         ------------

         On September 3, 2003, New York Community Bancorp, Inc. (the "Company") announced that it had entered into a definitive agreement to sell its South Jersey Bank Division, consisting of eight traditional branches in southern New Jersey, to Sun National Bank for approximately $40 million in cash, based on an 11% deposit premium. The transaction, which includes deposits of approximately $360 million and commercial and consumer loans of approximately $14 million is expected to close in the fourth quarter of 2003 following receipt of the customary regulatory approvals.

Item 6.  Resignations of Registrant's Directors
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

          (a)  Financial statements of businesses acquired are required: None

          (b)  Pro forma financial information: None

          (c)  Exhibits:

               Exhibit 99.1    Press Release dated September 3, 2003

Item 8.  Change in Fiscal Year
         ---------------------

         Not applicable.

Item 9.  Regulation FD Disclosure
         ------------------------

         Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision
         -----------------------------------------------------------------------
         of the Code of Ethics.
         ----------------------

         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         -------------------------------------------------------------------
         Plans.
         ------

         Not applicable.

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

         Not applicable.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NEW YORK COMMUNITY BANCORP, INC.



Date: September 3, 2003                         /s/ Anthony E. Burke
      -----------------                         --------------------
                                                Anthony E. Burke
                                                Senior Executive Vice President
                                                 and Chief Operating Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                Description
-----------                -----------

Exhibit 99.1               Press Release dated September 3, 2003.